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                                                                    EXHIBIT 10.2

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                                    GUARANTY

                           Dated as of July 30, 1997

                                       by

                             ROUGE INDUSTRIES, INC.

                                 as Guarantor,

                                  in favor of

                           THE CHASE MANHATTAN BANK,

                                    as Agent

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                                    GUARANTY



                 GUARANTY dated as of July 30, 1997 (this "Guaranty"), by Rouge Industries, Inc., a Delaware corporation ("Holdings" and a "Guarantor") in favor of The Chase Manhattan Bank, as agent for the Banks referred to below (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H

                 WHEREAS, pursuant to the terms of the Amended and Restated Credit Agreement dated as of the date hereof (as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among Holdings, Rouge Steel Company, a Delaware corporation (the "Borrower"), the financial institutions which are or may become a party thereto (individually a "Bank" and collectively the "Banks") and the Agent, the Banks have agreed to make Loans (as defined in the Credit Agreement) and to issue Letters of Credit (as defined in the Credit Agreement) for the account of the Borrower;

                 WHEREAS, in connection with a restructuring of the Borrower's consolidated group, Guarantor has become the owner of all of the outstanding capital stock of the Borrower and will derive economic benefit from the proceeds of the Loans and the issuance of Letters of Credit; and

                 WHEREAS, it is a condition precedent to each of the above-described extensions of credit to the Borrower that the Guarantor shall have executed and delivered to the Agent, for the benefit of the Banks, this Guaranty; and

                 WHEREAS, the Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph.

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the






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receipt and sufficiency of which are hereby acknowledged and in order to induce the Banks to make Loans under and issue Letters of Credit pursuant to the Credit Agreement, the Guarantor agrees with and for the benefit of the Agent and the Banks, as follows:

                 Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. "Guaranteed Parties" shall mean, collectively, the Agent and the Banks.

                 Section 2.  Guarantee.

                 A. Guarantee. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to each Bank and the Agent and their respective successors and assigns (as primary obligor and not merely as surety) the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Banks to the Borrower, all reimbursement obligations in respect of Letters of Credit and all other amounts, including, but not limited to, Fees and other expenses, from time to time owing to the Banks or the Agent by the Borrower under the Credit Agreement and all other Loan Documents (the obligations so described and guaranteed hereunder being herein collectively called the "Guaranteed Obligations"). The Guarantor hereby further agrees that if the Borrower shall fail to pay when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at the extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Any and all payments by the Guarantor hereunder shall be made free and clear of and without deduction for any set-off or counterclaim.

                 B. Obligations Unconditional. The obligations of the Guarantor under Section 2.A are absolute and unconditional, irrespective of any lack of value, genuineness, authorization, legality, validity, regularity or enforceability of the Credit Agreement or the Notes exe-





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cuted and delivered by the Borrower thereunder, any other Loan Document or any
Letter of Credit (said documents, agreements and instruments being herein collectively called the "Guaranteed Instruments"), and irrespective of any lack of value, genuineness, validity, regularity or enforceability of any other instrument executed and delivered in connection with the Guaranteed Instruments, or any substitution, release or exchange of any other guarantee or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.B that the obligations of the Guarantor under Section 2.A shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

                                  (i)  at any time or from time to time,
         without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                                  (ii)  any of the acts mentioned in any of the
         provisions of the Guaranteed Instruments shall be done or omitted;

                                  (iii)  the maturity of any of the Guaranteed
         Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Guaranteed Instruments shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                                  (iv)  any lien or security interest granted
         to, or in favor of, the Agent or any Bank as security for any of the Guaranteed





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         Obligations shall fail to be valid or perfected;

                                  (v)  any bankruptcy, insolvency,
         reorganization, arrangement, readjustment, liquidation or similar proceeding with respect to the Borrower or any of its respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding;

                                  (vi)  the disaffirmance or rejection or
         purported disaffirmance or purported rejection of any of the Guaranteed Instruments in any insolvency, bankruptcy or reorganization proceeding relating to the Guarantor or the Borrower or otherwise;

                                  (vii)  whether the Agent or any Bank shall
         have taken or failed to have taken any steps to collect or enforce any obligation or liability from the Borrower or shall have taken any actions to mitigate its damages;

                                  (viii)  whether the Agent or any Bank shall
         have taken or failed to have taken any steps to collect or enforce any guaranty or to proceed against any security for any Guaranteed Obligation;

                                  (ix)  any law, regulation or decree now or
         hereafter in effect which might in any manner affect any of the provisions of this Guaranty, the Credit Agreement, the Notes, any Letter of Credit or any other Loan Document, or any of the rights, powers or remedies hereunder or thereunder of the Agent and/or the Banks, or which might cause or permit to be invoked any alteration in the time, amount or manner of payment or performance of the Guarantor's or Borrower's obligations and liabilities hereunder or thereunder;

                                  (x)  any merger or consolidation of either
         the Borrower or the Guarantor into or with any other Person or any sale, lease or transfer of all or any of the assets of either





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         the Borrower or the Guarantor to any other Person;

                                  (xi)  any change in the ownership of any
         shares of capital stock of either the Borrower or the Guarantor;

                                  (xii)  to the extent as may be waived by
         applicable law, the benefit of all principles or provisions of law, statutory or otherwise, which may be in conflict with the terms hereof;

                                  (xiii)  any circumstances which might
         otherwise constitute a defense available to or a discharge of the Guarantor in respect of its obligations or liabilities hereunder or under the Guaranteed Instruments.

                                  (xiv)  any failure on the part of either the
         Guarantor or the Borrower to comply with the re- quirements of law, regulation or order of any governmental authority, political subdivision or agency thereof.

                 C. Reinstatement. The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by the Borrower or on behalf of the Borrower (by the Guarantor or any other Person) is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a preferential or fraudulent transfer under the Bankruptcy Code, any applicable state insolvency law, or any other similar federal or state law now or hereafter in effect or otherwise and the Guarantor agrees that it will indemnify the Agent and each Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Agent or such Bank in connection with such rescission or restoration.

                 D. Subrogation. The Guarantor hereby waives, until the Credit Agreement and all other Loan Documents are terminated and all Obligations have been indefeasibly paid in full, any claim, right or remedy that the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder including, without limitation,





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any claim, remedy or right of subrogation, reimbursement, exoneration, contribution or participation in any claim, right or remedy of subrogation, reimbursement, exoneration, contribution or participation in any claim, right or remedy of such Guarantor against the Borrower whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall erroneously be paid to the Guarantor on account of such subrogation, contribution, reimbursement, indemnity and similar rights, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                 E. Remedies. The Guarantor agrees that, as between the Guarantor and the Banks, the obligations of the Borrower under the Guaranteed Instruments may be declared to be forthwith due and payable as provided in the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in the Credit Agreement) for purposes of
Section 2.A hereof notwithstanding any stay, injunction or other prohibition preventing such declaration as against the Borrower and that, in the event of such declaration (or such obligations from becoming automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of Section 2.A hereof.

                 F.       Continuing Guarantees.  The guarantees in this
Section 2 are continuing guarantees and shall apply to all Guaranteed Obligations whenever arising.

                 G. Waiver of Demands, Notices, etc. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law, (i) notice of any of the matters referred to in this Section 2;
(ii) all notices which may be required by statute, rule or law or otherwise, now or hereafter in effect, to preserve any rights against the Guarantor hereunder, including, without limitation, any demand, proof or notice of non-payment of the Guaranteed Obligations; (iii) acceptance of this Guaranty, demand, protest, presentment, notice of default or dishonor and any requirement of diligence; (iv) any requirement to exhaust any remedies or to miti-





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gate any damages resulting from a default by the Borrower under the Credit
Agreement; (v) any requirement that any Guaranteed Party protect, secure, perfect or insure any security interest in or any Lien on any property subject thereto or exhaust any right or take any action against the Borrower, the Guarantor, any other guarantor of the Guaranteed Obligations or any other Person or any collateral or security or any balance of any deposit accounts or credit on the books of any Bank in favor of the Borrower, the Guarantor or any other Person; and (vi) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against the Guarantor.

                 H. Severability. The Guarantor hereby further agrees that the Guaranteed Parties may pursue their rights and remedies under this Guaranty and shall be entitled to payment of the full amount owing hereunder notwithstanding any other guarantee of or security, in favor of the Guaranteed Parties or any lack of validity or enforceability thereof, or any failure to perfect or to exercise any right, remedy, power or privilege with respect to such security, if any, or any payment received thereunder.

                 Section 3.  Covenants.

                 The Guarantor agrees to perform, comply with and be bound by, for the benefit of the Agent and each of the Banks, each of the covenants, agreements and obligations contained in Sections 5 and 6 of the Credit Agreement as amended, modified, restated and supplemented and in effect from time to time which are applicable to it.

                 Section 4.  Miscellaneous.

                 A. No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.





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                 B.       Expenses.  The Guarantor agrees to pay to the Agent
all out-of-pocket expenses (including, but not limited to, reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Guaranty.

                 C. Further Assurances. The Guarantor agrees that, from time to time upon the written request of the Agent, the Guarantor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Guaranty.

                 D. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR AND THE AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 E. Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its address or telecopier number as specified on the signature pages hereto and shall be deemed to have been given at the times specified in
Section 9.3 of the Credit Agreement.

                 F. Waivers, Amendments, etc. The terms of this Guaranty may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Agent (in accordance with the provisions specified in Section 9.5 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Guarantor, the Agent, each Bank and each subsequent holder of any Guaranteed Obligation.





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                 G.       Successors and Assigns.  This Guaranty shall be
binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Agent, each Bank and each subsequent holder of the Guaranteed Obligations; provided, however, that the Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Agent.

                 H. Termination. The guarantee made hereunder shall terminate when all the Guaranteed Obligations have been indefeasibly paid in full and the Banks have no further commitment to lend under the Credit Agreement, the Letters of Credit Outstanding have been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Bank or the Guarantor upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

                 I. Counterparts. This Guaranty may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.





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                 IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its officer thereunto duly authorized as of the date first above written.


                                       ROUGE INDUSTRIES, INC.,
                                                as Guarantor


                                       By: /s/ Gary P. Latendresse
                                          ------------------------------------
                                           Name: Gary P. Latendresse
                                           Title: Vice President and Chief
                                                  Financial Officer

                                       Notice Address:
                                                3001 Miller Road
                                                P.O. Box 1699
                                                Dearborn, Michigan
                                                Telephone:  (313) 323-2170
                                                Facsimile:  (313) 323-2270


                                       THE CHASE MANHATTAN BANK,
                                                as Agent


                                       By: /s/ James H. Ramage
                                          ------------------------------------
                                          Name: James H. Ramage
                                          Title: Vice President

                                       Notice Address:
                                          One Chase Manhattan Plaza
                                          Fourth Floor
                                          New York, New York  10081
                                          Telephone:  (212) 552-2395
                                          Facsimile:  (212) 552-7773